                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 31, 2003
                                (Date of report)

                            NATIONAL CITY CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                        1-10074                 34-1111088
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)    (IRS Employer
 of incorporation)                                         Identification No.)


      1900 East 9th Street, Cleveland Ohio                    44114
      ------------------------------------------------------------------
      (Address of principal executive offices)              (Zip Code)


                                 (216) 222-2000
                                 --------------
              (Registrant's telephone number, including area code)



ITEM 9.  REGULATION FD DISCLOSURE

         On January 30, 2003, pursuant to 18 U.S.C. Section 1350, Mr. David A. Daberko and Mr. Jeffrey D. Kelly, each signed certifications with respect to National City Corporation's Annual Report on Form 10-K for the fiscal year-ended December 31, 2002 filed on January 30, 2003. Such certifications are attached hereto as Annexes A and B.

         Annexes A and B are incorporated herein by reference and have been furnished, not filed.





                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  NATIONAL CITY CORPORATION
                                                  (Registrant)
                                                  By: /s/ David L. Zoeller
                                                      --------------------
                                                  Name: David L. Zoeller
                                                  Title: Secretary
Dated: January 31, 2003




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                                    ANNEX A
                                    -------



                                  CERTIFICATION

Pursuant to 18 U.S.C. section 1350, the undersigned officer of National City Corporation (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: January 30, 2003          /s/ David A. Daberko
                                 ------------------------------------
                                 Name: David A. Daberko
                                 Title: Chairman and Chief Executive Officer



         The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.



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                                    ANNEX B
                                    -------


                                  CERTIFICATION

Pursuant to 18 U.S.C. section 1350, the undersigned officer of National City Corporation (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: January 30, 2003            /s/ Jeffrey D. Kelly
                                   ---------------------------------
                                   Name: Jeffrey D. Kelly
                                   Title: Executive Vice President and
                                         Chief Financial Officer


         The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.